Bank Loans	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Bank Loans

10. BANK LOANS

	December 31, 2019	December 31, 2018
Secured short-term loans	$6,584,664	$6,082,574
Total short-term bank loans	$6,584,664	$6,082,574

Detailed information of secured short-term loan balances as of December 31, 2019 and 2018 were as follows:

	December 31, 2019	December 31, 2018
Collateralized by office buildings of IST and guaranteed by Mr. Lin and Biznest	$4,017,664	$4,361,310
Guaranteed by IST and guaranteed by iASPEC and guaranteed by Mr. Lin and Collateralized by ISIOT and Secured by ISTIL	1,985,874	1,721,264
Guaranteed by IST and guaranteed by Mr. Lin and guaranteed by DU YONG	258,278	-
Guaranteed by High-tech Investment Company(i) and Mr. Lin	322,848	-
Total	$6,584,664	$6,082,574

(i) High-tech Investment Company is an unrelated third party.

As of December 31, 2019, the Company had short-term bank loans of approximately $6.6 million, which mature on various dates from January 2, 2020 to October 17, 2020. The short-term bank loans can be extended for another year by the banks without additional charges to the Company upon maturity. The bank borrowings are in the form of credit facilities. Amounts available to the Company from the banks are based on the amount of collateral pledged or the amount guaranteed by the Company’s subsidiaries. These borrowings bear interest rates ranging from 5.66% to 9.00% per annum. The weighted average interest rates on short term debts were approximately 6.56%, 6.43% and 6.38% for the year ended December 31, 2019, 2018, and 2017, respectively. The interest expenses were approximately $0.5 million, $0.5 million, and $0.5 million, respectively, for the same periods, respectively.